UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2026
Date of Report (Date of earliest event reported)

ON Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5701 N. Pima Road Scottsdale, Arizona	85250
(Address of principal executive offices)	(Zip Code)

(602) 244-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As previously disclosed by ON Semiconductor Corporation (the “Company” and, together with its affiliates, “onsemi”), Simon Keeton, the former Group President, Power Solutions Group, of onsemi, stepped down from all officer positions with onsemi effective March 9, 2026, as mutually agreed between the parties. Mr. Keeton’s final day of full employment with onsemi was expected to be June 30, 2026; however, on May 14, 2026, onsemi and Mr. Keeton agreed to extend his last day of employment to September 30, 2026, in order to support an orderly transition to his successor.

Item 5.07.          Submission of Matters to a Vote of Security Holders.

(a) The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 14, 2026. The proposals submitted to the stockholders of the Company at the Annual Meeting and the final voting results for each are set forth below. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2026.

(b) Proposal No. 1. The Company’s stockholders elected seven directors of the Company, each for a one-year term expiring at the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, or until the earlier time of their death, resignation or removal, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Susan K. Carter	329,795,834	11,686,093	317,809	19,260,396
Thomas L. Deitrich	327,348,905	14,326,260	124,571	19,260,396
Hassane El-Khoury	340,627,665	1,064,027	108,044	19,260,396
Bruce E. Kiddoo	325,217,404	16,200,456	381,876	19,260,396
Paul A. Mascarenas	316,236,898	25,196,264	366,574	19,260,396
Gregory L. Waters	335,736,767	5,941,716	121,253	19,260,396
Christine Y. Yan	315,466,839	26,206,130	126,767	19,260,396

Proposal No. 2. The Company’s stockholders approved the advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
320,342,318	21,118,000	339,418	19,260,396

Proposal No. 3. The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, as set forth below:

Votes For	Votes Against	Abstentions
337,232,526	23,674,928	152,678

Proposal No. 4. The Company’s stockholders approved the stockholder proposal regarding simple majority voting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
333,533,083	3,866,836	3,308,903	20,351,310

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: May 18, 2026	By:	/s/ Paul Dutton
Paul Dutton Senior Vice President, Chief Legal Officer and Secretary